UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota (State or other jurisdiction of incorporation)	1-7707 (Commission File Number)	41-0793183 (IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota (Address of principal executive offices)	55432 (Zip Code)
(763) 514-4000
(Registrant’s telephone number, including area code):
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On July 26, 2007, Medtronic, Inc. (“Medtronic”), Jets Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Medtronic (“Merger Sub”) and Kyphon Inc., a Delaware corporation (“Kyphon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Medtronic will acquire all of the outstanding shares of Kyphon for $71.00 per share in cash and pursuant to which Merger Sub will be merged with and into Kyphon, with Kyphon continuing as the surviving corporation and a wholly owned subsidiary of Medtronic (the “Merger”).
On the terms and subject to the conditions of the Merger Agreement, which has been approved by the unanimous vote of the Board of Directors of each of Medtronic and Kyphon, at the effective time of the Merger (the “Effective Time”), and as a result thereof, each share of common stock, par value $0.001, of Kyphon (“Kyphon Common Stock”) that is issued and outstanding prior to the Effective Time (other than shares held by Kyphon, Medtronic or their subsidiaries, which will be cancelled without payment of any consideration, and shares for which appraisal rights have been validly exercised and not withdrawn) will be converted into the right to receive $71.00 in cash, without interest (the “Merger Consideration”). Each outstanding option to purchase Kyphon Common Stock that is held by non-employee directors, or vested and exercisable as of the Effective Time and held by employees or consultants, will be canceled in exchange for the right to receive in cash the amount by which the Merger Consideration exceeds the exercise price. Each outstanding option to acquire Kyphon Common Stock that is not vested and exercisable as of the Effective Time will remain outstanding and will be converted into the right to acquire a number of shares of Medtronic common stock as determined by reference to the Merger Consideration and the trading price of Medtronic common stock for the ten trading days prior to the Effective Time. Unvested restricted stock and restricted stock units will also be assumed on the basis described in the Merger Agreement. Unvested securities will be fully accelerated upon termination without cause or for good reason (each as defined in the Merger Agreement) within twelve months after closing.
Medtronic and Kyphon have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) Kyphon will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) Kyphon will not engage in certain kinds of transactions during such period, (iii) Kyphon will cause a meeting of the Kyphon stockholders to be held to consider adoption of the Merger Agreement, (iv) subject to certain customary exceptions, that the Board of Directors of Kyphon will recommend adoption by its stockholders of the Merger Agreement and (v) Medtronic and Kyphon will use their respective reasonable best efforts to make any required filings under applicable U.S. and foreign antitrust laws and will each use its respective reasonable best efforts to obtain any required consents, approvals or the expiration of any applicable waiting periods under such laws and, if any objections are asserted under such laws, to use its reasonable best efforts to resolve such objections. Kyphon has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.
Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of a majority of the outstanding shares of Kyphon Common Stock, (ii) absence of any law or order prohibiting the consummation of the Merger and (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the applicable waiting periods under certain foreign antitrust laws and obtaining any required approvals or clearances under such laws, and other customary conditions.
The Merger Agreement contains certain termination rights for both Medtronic and Kyphon, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, Kyphon would be required to pay Medtronic a termination fee of $95 million.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Medtronic or Kyphon. As described above, the Merger Agreement contains representations and warranties by Medtronic and Kyphon. These representations and warranties have been made solely for the benefit of the other parties to the Merger Agreement and (i) may be intended not as statements of fact, but rather as a way of allocating the risk to Medtronic or Kyphon if those statements prove to be inaccurate, (ii) have been qualified by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement, (iii) may apply materiality standards different from what may be viewed as material to investors and (iv) were made only as of the date of the Merger Agreement or such other date(s) as may be specified in the

Merger Agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs at the date they were made or at any other time.
Forward-Looking Statements
This Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties. Medtronic and Kyphon caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Forward looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medtronic and Kyphon, including future financial and operating results, post-acquisition plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the proposed Merger on the proposed terms and schedule; the failure of Kyphon stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Medtronic’s and Kyphon’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site http://www.sec.gov. Medtronic and Kyphon disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information About This Transaction
Kyphon will file with the SEC and mail to its stockholders a proxy statement that will contain important information about Kyphon, the proposed Merger and related matters. Stockholders are urged to read the proxy statement regarding the proposed Merger when it becomes available because it will contain important information that stockholders should consider before making a decision about the Merger. You may obtain a free copy of the proxy statement (when available) and other related documents filed by Kyphon and Medtronic with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and the other documents may also be obtained for free by accessing Kyphon’s website at www.kyphon.com by clicking on the “Investors” link and then clicking on the “Financial Information” heading and the “SEC Filings” heading, by writing to Kyphon at 1221 Crossman Avenue, Sunnyvale, CA 94089-2450, Attention: Julie Tracy, or by emailing jtracy@kyphon.com.
Medtronic, Kyphon and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Kyphon stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Kyphon’s stockholders in connection with the proposed Merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Medtronic’s executive officers and directors in its definitive proxy statement filed with the SEC on July 20, 2007. You can find information about Kyphon’s executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2007. You can obtain free copies of these documents from Medtronic and Kyphon using the contact information above.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 26, 2007, by and among Medtronic, Inc., Jets Acquisition Corporation and Kyphon Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: July 27, 2007	By	/s/ Terrance L. Carlson
Terrance L. Carlson
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 26, 2007, by and among Medtronic, Inc., Jets Acquisition Corporation and Kyphon Inc.